EXHIBIT 10.7

EXECUTION VERSION

SECOND OMNIBUS AMENDMENT AGREEMENT

This SECOND OMNIBUS AMENDMENT AGREEMENT (this “Amendment”), dated as of July 19, 2019 (the “Effective Date”), is entered into by and among APPLIED DNA SCIENCES, INC., a Delaware corporation (the “Issuer”), APDN (B.V.I.) INC., a corporation organized under the laws of the British Virgin Islands (the “Guarantor”, and together with the Issuer, collectively, the “Grantors” and each a “Grantor”), DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with its successors and assigns, in such capacity, the “Collateral Agent”) for the benefit of the Buyers (defined below) and each of the investors listed on Schedule I attached hereto (each, a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, together with their successors and assigns, collectively, the “Secured Parties”).

WITNESSETH:

WHEREAS, the Issuer and the Collateral Agent are parties to that certain Security Agreement, dated as of October 19, 2018 (as amended to date and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), whereby the Issuer granted a security interest in substantially all of its tangible and intangible assets, whether real or personal property, now or hereafter acquired (the “Issuer Collateral”), to the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, the Guarantor and the Collateral Agent are parties to that certain Guaranty and Security Agreement, dated as of October 19, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement” and together with the Security Agreement, collectively, the “Security Agreements”), whereby the Guarantor granted a security interest in substantially all of its tangible and intangible assets, whether real or personal property, now or hereafter acquired (the “Guarantor Collateral”, and together with the Issuer Collateral, collectively, the “Collateral”), to the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, the Collateral Agent, the Grantors and the investors party thereto as Buyers (the “Original Buyers”; each Buyer party hereto which is not an Original Buyer is a “New Buyer”) are parties that certain Collateral Agency Agreement, dated as of October 19, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), whereby, among other things, the Original Buyers appointed the Collateral Agent as the Secured Parties’ representative and agent with respect to the Collateral; and

WHEREAS, the Grantors and the Secured Parties have previously amended each of the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement pursuant to that certain Omnibus Amendment Agreement, dated as of February 26, 2019; and

WHEREAS, the Grantors have requested and the Secured Parties, by their execution and acknowledgement hereof, have each agreed, subject to the terms of this Amendment, to further amend each of the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement (each a “Transaction Document” and collectively, the “Transaction Documents”), as provided herein.

NOW, THEREFORE, the parties hereto hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound:

1.            Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given to such terms in the applicable Transaction Document.

2.            Joinder. Each New Buyer hereby becomes a Buyer under the terms of the Collateral Agency Agreement and any other Transaction Document (as defined in the Collateral Agency Agreement) to which any Buyer is a party (collectively, the “Buyer Documents”), and appoints the Collateral Agent as provided in Section 1 of the Collateral Agency Agreement. Each New Buyer agrees that it hereby is, and shall be deemed to be, and assumes the obligations of, a “Buyer” under each of the Buyer Documents, including the joint and several indemnification obligations in the Collateral Agency Agreement. Each New Buyer hereby agrees to perform, comply with, and be subject to and bound by each of the terms and provisions of each of the Buyer Documents jointly and severally with the other Buyers party thereto.

3.            Amendment to the Collateral Agency Agreement.

(a)               the first “WHEREAS” clause of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, the Issuer and the Buyers are parties to (i) that certain Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement”, (ii) that certain Securities Purchase Agreement, dated as of November 29, 2018, or (iii) that certain Securities Purchase Agreement, dated as of July 16, 2019 (the “July Securities Purchase Agreement” and, together with the August Securities Purchase Agreement and the November Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), and certain other agreements, documents and instruments executed and delivered in connection therewith (together the Securities Purchase Agreement and this Agreement, collectively, the “Transaction Documents”), pursuant to which the Issuer shall be required to sell, and the Buyers shall purchase or have rights to purchase, on a several and not joint basis, the principal amount of the notes issued pursuant thereto (as such notes may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Notes”).”

(b)               Section 1(a) of the Collateral Agency Agreement is hereby amended to adding the following sentence at the end of Section 1(a):

“The Collateral Agent further agrees that each Buyer may purchase additional Notes from the Issuer pursuant to an amendment to each Buyer’s Note between such Buyer and the Company.”

(c)               Section 1(a)(iii) of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“(iii) take such other action or actions as the Collateral Agent may be directed in writing from time to time by the holders of at least 50% of the outstanding principal of the Company Notes (as defined in the Securities Purchase Agreement) (the “Required Holders”) to create, perfect, preserve or maintain the Secured Parties’ security interest in the Collateral or enforce any and all rights and remedies, in whole or in part, available to the Secured Parties under the Collateral Documents with respect to the Collateral. In furtherance of the foregoing, the Collateral Agent hereby agrees to promptly take any other action (x) required or directed in writing by the Required Holders from time to time in order to maintain the perfection of, and preserve or protect, the Secured Parties’ security interests in the Collateral, (y) necessary in any bankruptcy or insolvency proceeding with respect to any Debtor to evidence the appointment of the Collateral Agent hereunder and the perfection, preservation and maintenance of the Collateral in favor of the Secured Parties or (z) permitted or required to be taken by a secured party of record under the UCC and directed in writing by the Required Holders from time to time in order to carry out more effectively the purposes of this Agreement.”

(d)               Section 1(b) of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“The Collateral Agent further agrees that (i) the Buyers shall, and are hereby authorized to, file all initial financing statements against each Debtor with respect to the Collateral, which financing statements shall list the Collateral Agent as secured party of record thereon, and (ii) it will not amend, nor will it consent the amendment of, any financing statements filed against any Debtor with respect to the Collateral without the prior written consent of the Required Holders (not to be unreasonably withheld, conditioned or delayed).”

(e)               The last sentence of Section 2(b) of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“If the Collateral Agent shall not have received further instruction from the Required Holders within 10 business days following the date on which the Collateral Agent sent an Expiration Notice with respect to an Expiring Financing Statement, the Collateral Agent shall be, and hereby is, authorized to file, in the appropriate filing office, a continuation statement with respect to such Expiring Financing Statement and shall provide evidence of the same to the Buyers.”

(f)                Section 4 of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“Section 4. Term; Termination. This Agreement shall remain in full force and effect until its termination in accordance with this Section 4. The Buyers (by an affirmative vote of the Required Holders) may, in their sole discretion, terminate this Agreement and remove the Collateral Agent from its appointment hereunder at any time by giving the Collateral Agent and the Debtors at least thirty (30) days’ prior written notice. The Collateral Agent may terminate this Agreement, and resign from its appointment hereunder, by giving the Buyers at least thirty (30) days’ prior written notice. If the Collateral Agent at any time shall resign, the Buyers shall (by an affirmative vote of the Required Holders), within ten (10) days after such notice, appoint a successor Collateral Agent which shall thereupon become the Collateral Agent hereunder and under the Security Document. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment, within the above time frame the retiring Collateral Agent may (but shall not be obligated to) appoint a successor. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent. Regardless of whether any such successor has been appointed and accepted such appointment, the resigning Collateral Agent shall be discharged from its duties and obligations under this Agreement following the expiration of such thirty (30) day notice period. After the effective date of any retiring Collateral Agent’s resignation hereunder as collateral agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.”

(g)               Section 7(g) of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“(g) Unless otherwise provided in this Agreement, wherever this Agreement or the Collateral Documents requires or provides for the consent, direction, instructions or waiver of the Collateral Agent or for an act or thing to be done in a manner or to be satisfactory to the Collateral Agent, the Collateral Agent shall act hereunder and thereunder with the written consent of or under the written instructions or written direction of the Required Holders. At any time and from time to time, the Collateral Agent may require a written confirmation of the Required Holders including the outstanding principal of the Company Notes and the holders thereof as of such time.”

(h)               Section 10(a) of the Collateral Agency Agreement is hereby amended and restated, in its entirety, as follows:

“(a) Extension. The Buyers and the Company hereby agree to extend all delivery dates set forth in the Securities Purchase Agreement for the granting of liens securing the Notes and the perfection of the security interests contemplated therein for completion within a period of thirty (30) days from July 19, 2019, as such period may be extended by the Collateral Agent, in its reasonable discretion; provided, however, that, the Required Holders may agree in writing to instruct the Collateral Agent not to perfect its security interest, for the benefit of the Secured Parties, in certain types of Collateral if, in the reasonable judgment of the Required Holders, the expense or process for achieving such perfection is determined to be unduly burdensome.”

(i)                 Schedule 1 of the Collateral Agency Agreement is hereby amended and restated, in its entirety in the form of Schedule 1 attached hereto.

4.            Amendment to the Security Agreement.

(a)               the Preamble of the Security Agreement is hereby amended and restated, in its entirety, as follows:

“SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated October 19, 2018 made by APPLIED DNA SCIENCES, INC., a Delaware corporation with headquarters located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Grantor”), in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with any successor collateral agent, in such capacity, the “Collateral Agent”) for the benefit of the investors listed on the Schedule of Buyers (each a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, with their respective successors and assigns, the “Secured Parties”)) set forth in (i) the Securities Purchase Agreement, dated as of August 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “August Securities Purchase Agreement”), (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “November Securities Purchase Agreement”, or (iii) the Securities Purchase Agreement, dated July 16, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “July Securities Purchase Agreement” and, together with the August Securities Purchase Agreement and the November Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), and the other Secured Parties.”

(b)               the second WHEREAS clause in each of Exhibits A and B of the Security Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, Grantor is party to the (i) Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement”), (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (the “November Securities Purchase Agreement”), and (iii) the Securities Purchase Agreement, dated as of July 16, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “July Securities Purchase Agreement” and, together with the August Securities Purchase Agreement and the November Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), in each case, with the Buyers party thereto.”

(c)               Schedule XI (Excluded Assets) of the Security Agreement is hereby amended and restated, in its entirety, as follows:

“Excluded Assets

•	the Equity Interests in Applied DNA Sciences India Private Limited, a corporation formed under the laws of India, owned by the Grantor;
•	the Equity Interests in APDN (B.V.I.) Inc., a corporation formed under the laws of the British Virgin Islands, owned by the Grantor;
•	20% of the Equity Interests in LineaRX, Inc., a Delaware corporation (“LineaRX”), owned by the Grantor; and
•	all Excluded Accounts.”

5.            Amendment to the Guaranty and Security Agreement.

(a)               the Preamble of the Guaranty and Security Agreement is hereby amended and restated, in its entirety, as follows:

“GUARANTY AND SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated October 19, 2018 made by APDN (B.V.I.) INC., a corporation organized under the laws of the British Virgin Islands (the “Grantor”), in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with any successor collateral, in such capacity, the “Collateral Agent”) for the benefit of the investors listed on the Schedule of Buyers (each a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, with their respective successors and assigns, the “Secured Parties”)) set forth in (i) the Securities Purchase Agreement, dated as of August 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “August Securities Purchase Agreement”), (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “November Securities Purchase Agreement”) and (iii) the Securities Purchase Agreement, dated as of July 16, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “July Securities Purchase Agreement” and, together with the August Securities Purchase Agreement and the November Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), and the other Secured Parties.”

(b)               the second WHEREAS clause in each of Exhibits A and B of the Guarantor IP Security Agreement is hereby amended and restated, in its entirety, as follows:

“WHEREAS, Grantor is a wholly owned subsidiary of APPLIED DNA SCIENCES, INC., a Delaware corporation (the “Company”), and the Company is party to the (i) Securities Purchase Agreement, dated as of August 31, 2018 (the “August Securities Purchase Agreement”), (ii) the Securities Purchase Agreement, dated as of November 29, 2018 (the “November Securities Purchase Agreement” and (iii) the Securities Purchase Agreement, dated as of July 16, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “July Securities Purchase Agreement” and, together with the August Securities Purchase Agreement and the November Securities Purchase Agreement, collectively, the “Securities Purchase Agreement”), in each case, with the Buyers party thereto.”

6.            Ratification. This Amendment shall be construed in connection with and as a part of each of the Security Agreement, the IP Security Agreement, the Guaranty and Security Agreement, the Guarantor IP Security Agreement and Collateral Agency Agreement, as applicable, and, except as expressly amended by this Amendment, all terms, conditions, covenants, representations and warranties contained in the Security Agreement, the IP Security Agreement, the Guaranty and Security Agreement, the Guarantor IP Security Agreement and Collateral Agency Agreement, respectively, are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Security Agreement, the IP Security Agreement, the Guaranty and Security Agreement, the Guarantor IP Security Agreement and Collateral Agency Agreement, as applicable, without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment.

7.            Parties Bound. This Amendment shall be binding on and inure to the benefit of (i) each Grantor and (ii) the Secured Parties, as well as each of their respective heirs, executors, administrators, legal representatives, successors and assigns, except as otherwise expressly provided for herein.

8.            Counterparts and Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. The transmission or receipt of a facsimile or similar communication being a reproduction of a party’s signature or initial shall produce the same legal result as the transmission or receipt of an original signature or initial.

9.            Severability of Provisions. Any provision of this Amendment which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitive or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

10.          Section Headings. The Section headings used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

11.          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

12.          Instruction to Collateral Agent. Each of the Buyers, by its acknowledgement hereof, hereby directs the Collateral Agent to execute and deliver this Amendment, and authorizes the Collateral Agent to take action as agent on its behalf and to exercise such powers and discretion under the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement and the other Transaction Documents (as defined in the Collateral Agency Agreement) as are delegated to the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental. This Section 12 is solely for the benefit of the Collateral Agent and the Buyers and neither the Grantor nor any other Person shall have rights as a third party beneficiary of the provisions in this Section 12.

13.          Costs and Expenses. Without limiting any expense or indemnity provisions set forth in the Security Agreement, the Guaranty and Security Agreement and the Collateral Agency Agreement or any other Transaction Document, the Grantor agrees to pay on demand all reasonable and documented out-of-pocket expenses, fees, and disbursements (including reasonable and documented attorneys’ fees and expenses) of the Collateral Agent and the Buyers in connection with the negotiation, preparation, execution, delivery and administration of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

GRANTORS:

APPLIED DNA SCIENCES, INC., a Delaware corporation

By:	/s/ Beth Jantzen
Print Name: Beth Jantzen, CPA
Its: Chief Financial Officer

APDN (B.V.I.) INC., a corporation formed under the laws of the British Virgin Islands

By:	/s/ James A. Hayward
Print Name: James A. Hayward
Its: Authorized Signatory

[Signatures Continue on Following Page]

Signature Page to Second Omnibus Amendment Agreement

COLLATERAL AGENT

DELAWARE TRUST COMPANY,
as Collateral Agent

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

[Signatures Continue on Following Page]

Signature Page to Second Omnibus Amendment Agreement

ACKNOWLEDGED AND CONSENTED TO BY BUYERS:

By:	/s/ James A. Hayward
Print Name: James A. Hayward

By:	/s/ Judith Murrah
Print Name: Judith Murrah

By:	/s/ Yavoc Shamash
Print Name: Yavoc Shamash

By:	/s/ Robert Catell
Print Name: Robert Catell

By:	/s/ Elizabeth Schmalz Ferguson
Print Name: Elizabeth Schmalz Ferguson

By:	/s/ Gregg Baldwin
Print Name: Gregg Baldwin

By:	/s/ William Montgomery
Print Name: William Montgomery

By:	/s/ Johnette van Eeden
Print Name: Johnette van Eeden

By:	/s/ John G. Cartier
Print Name: John Cartier

By:	/s/ Wayne Buchen
Print Name: Wayne Buchen

Signature Page to Second Omnibus Amendment Agreement

ACKNOWLEDGED AND CONSENTED TO BY BUYERS (continued):

Delabarta II

By:	/s/ John Bitzer III
Print Name: John F. Bitzer III
Title: President

The Rodgers Living Trust Dated April 7, 1995

By:	/s/ Jay D. Rodgers
Print Name: Jay D. Rodgers
Title: Trustee

Dillon Hill Capital, LLC

By:	/s/ Bruce Grossman
Print Name: Bruce Grossman
Title: Chief Executive Officer

Signature Page to Second Omnibus Amendment Agreement

SCHEDULE I
SCHEDULE OF BUYERS

Buyer	Address for Notices
James A. Hayward	1 Emmet Drive, Stony Brook, NY 11790 and 50 Health Sciences Drive, Stony Brook, NY 11790

Judith Murrah	8 Old Post Lane, Saint James, NY 11780

Delabarta II	c/o Delaware Corporate Management, 1105 North Market Street, Suite 1300, Wilmington, DE 19801

Yavoc Shamash	7 Quaker Hill Road, Stony Brook, NY 11790

Robert Catell	62 Osborne Road, Garden City, NY 11530

Elizabeth Schmalz Ferguson	101 Jersey Avenue, Spring Lake, NJ 07762

The Rodgers Living Trust Dated April 7, 1995	1277 Porter Road, Flower Mound, TX 75022

Gregg Baldwin	3391 Ichabod Way, The Villages, FL 32163

William Montgomery	34211 Seavey Loop Road, Eugene, OR 97405

Johnette van Eeden	451 Westpark Way, Suite 5, Euless, TX 76040

John Cartier	P.O. Box East Hampton, NY 11937

Wayne Buchen	50 Health Sciences Drive, Stony Brook, NY 11790

Dillon Hill Capital, LLC	200 Business Park Drive, Ste 306, Armonk, NY 10504

Schedule I to Second Omnibus Amendment Agreement